Andrea O’Donnell to Step Down as President of Fashion Lifestyle

Goleta, California – September 28, 2021 – Deckers Brands (NYSE: DECK), a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, today announced that Andrea O’Donnell has stepped down from the position of President of Fashion Lifestyle to accept another opportunity. Dave Powers, Chief Executive Officer and President, and formerly President of Omnichannel and President of Direct-to-Consumer, will assume the additional role of President of Fashion Lifestyle on an interim basis, effective immediately as the company looks to identify the next leader for the group.

Commenting on the announcement, Powers said, “Under Andrea’s leadership and contagious passion for the brand, UGG has seen record levels of consumer demand and brand consideration. Her expertise and insight have been invaluable in expanding the UGG brand’s potential and setting up an even more robust growth trajectory. On behalf of the Board and management team, I want to thank Andrea for her many contributions, and wish her the best as she embarks on her next journey. I look forward to working closely with the Fashion Lifestyle team to continue this positive momentum and deliver value for stockholders as we enter the UGG brand’s next era of innovation, consumer satisfaction and success.”

“I am incredibly proud of everything the Fashion Lifestyle team has achieved during my five years with the company,” said O’Donnell. “The UGG brand, currently in its strongest position ever, continues to grow as a year-round global lifestyle brand with an increasingly diverse and bold product offering. It’s been an honor to see UGG continually evolve to reflect the needs of our consumers worldwide while staying true to its values, and I’m grateful to have had the opportunity to lead a team so committed to making a positive impact on people, their communities and the planet. I know the UGG story is just beginning, and I look forward to following Deckers’ future success.”

About Deckers Brands

Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories developed for both everyday casual lifestyle use and high performance activities. The Company’s portfolio of brands includes UGG®, Koolaburra®, HOKA ONE ONE®, Teva® and Sanuk®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has over 40 years of history of building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding the transition to a successor President of Fashion Lifestyle, the growth trajectory of the UGG brand, and our ability to create long-term value for our stockholders. We have attempted to identify forward-looking statements by using words such as "anticipate," "believe," “could,” "estimate," "expected," "intend," "may," “plan,” “predict,” "project," "should," "will," or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, as well as in our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by applicable law or the listing rules of the New York Stock Exchange, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

# # #

Investor Contact:
Erinn Kohler | VP, Investor Relations & Corporate Planning | Deckers Brands | 805.967.7611